Filed pursuant to Rule 497
Registration No. 333-201886
Rule 482ad

Horizon Technology Finance Corporation

Announces Public Offering of Notes Due 2022

FARMINGTON, Conn, September 26, 2017 – Horizon Technology Finance Corporation (Nasdaq: HRZN) (the “Company” or “Horizon”) announced today that it has commenced an underwritten public offering of $30.0 million aggregate principal amount of notes due 2022 (the “Notes”). In connection with the proposed offering, the Company intends to grant the underwriters for the offering a 30-day option to purchase up to an additional $4.5 million aggregate principal amount of the Notes to cover overallotments, if any. The Notes will be issued in denominations of $25 and integral multiples of $25 in excess thereof and are expected to pay interest quarterly. The terms of the Notes are to be determined by negotiations between the Company and the underwriters.

The Company intends to use the net proceeds of the offering of the Notes to redeem the Company’s 7.375% notes due 2019.

The sole book-running manager for the offering is Keefe, Bruyette & Woods, A Stifel Company. The co-managers for the offering are BB&T Capital Markets, William Blair, Janney Montgomery Scott and Oppenheimer & Co.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated September 26, 2017, and the accompanying base prospectus dated August 1, 2017 which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 Seventh Avenue, Fourth Floor, New York, NY 10019 or by calling (800) 966 1559; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Horizon Technology Finance

Horizon Technology Finance Corporation is a leading specialty finance company that provides capital in the form of secured loans to venture capital backed companies in the technology, life science, healthcare information and services, and cleantech industries. The investment objective of Horizon is to maximize its investment portfolio’s return by generating current income from the debt investments it makes and capital appreciation from the warrants it receives when making such debt investments. Headquartered in Farmington, Connecticut, Horizon has regional offices in Pleasanton, California, Reston, Virginia and Boston, Massachusetts. Horizon's common stock trades on the NASDAQ Global Select Market under the ticker symbol "HRZN".

Forward-Looking Statements

Statements included herein may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Horizon undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:
Horizon Technology Finance Corporation	Investor Relations and Media Contacts:
Daniel Trolio	The IGB Group
Chief Financial Officer	Scott Eckstein / Leon Berman
(860) 674-9977	(212) 477-8261 / (212) 477-8438
dtrolio@horizontechfinance.com	seckstein@igbir.com / lberman@igbir.com